Exhibit 10.2

RESIGNATION FROM

THE BOARD OF DIRECTORS

AND ALL OFFICER POSITIONS

OF

WIKE CORP.

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived;

WHEREAS the undersigned was appointed as Director of the Corporation and has served in said capacity to date, she has determined at this time to formally RESIGN and renounce all further corporate designation or affiliation with WIKE CORP. and hereby formally RESIGNS, and severs any and all official ties, duties, obligations or liabilities regarding WIKE CORP., and does hereby, by affixing, her signature hereto, officially as his last corporate act, DOES HEREBY RESIGN. This Resignation is not the result of any dispute with management. In addition, the undersigned hereby formally RESIGNS from his positions as CEO, CFO, Treasurer and Secretary of the Corporation.

The Board shall choose a new Director at a time and place of its choosing.

DATED: April 6th, 2017

/s/ Corina Safaler

_____________________

Corina Safaler